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                                                                      EXHIBIT 24

                           FORD MOTOR CREDIT COMPANY

                            CERTIFICATE OF SECRETARY

    The undersigned, Hurley D. Smith, Secretary of FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors of the Company on March 7, 1985, at a meeting duly called and held at which a quorum was present and acted throughout, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

    WITNESS my hand and the seal of the Company this 10th day of December, 1999.

                                                  /s/HURLEY D. SMITH
                                      ------------------------------------------
                                                   Hurley D. Smith
                                                      Secretary
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                                                                       EXHIBIT 1

                                  RESOLUTIONS

     RESOLVED, That the proposals described in the communication, dated March 7, 1985, signed by J.W. Ford and addressed to the members of the Board of Directors of the Company, relating to the establishment by the Company of an investment plan (the "Plan") providing for investments from time to time by investors, including, but not limited to, retirees of Ford Motor Company and its subsidiaries in the United States, in variable denomination floating rate Demand Notes of the Company ("Demand Notes") be, and hereby is, approved and adopted.

     RESOLVED, That the Chairman of the Board of Directors or the President of the Company be, and hereby is, authorized from time to time, to make such additions to, deletions from, or changes in, the Plan as either of them may deem necessary, appropriate or desirable.

     RESOLVED, That the Chairman of the Board or the President of the Company, be, and hereby is, authorized to appoint a committee of three or more employes of the Company having full power and authority, acting by a majority, with or without a meeting, to administer the Plan, to interpret the provisions of the Plan, to make rules and regulations to the Plan, to adopt and approve forms used pursuant to the Plan and to make all determinations relating to the Plan as therein provided.

     RESOLVED, That the Company issue and sell pursuant to the Plan Demand Notes in an aggregate principal amount as shall be determined by the Chairman of the Board of Directors or the President of the Company, from time to time, bearing interest from time to time at a floating rate as shall be determined pursuant to the Plan.

     RESOLVED, That preparation of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering the Demand Notes, including prospectuses, exhibits and other documents to be filed with the Securities and Exchange Commission ("Commission"), for the purpose of registering the offer and sale of the Demand Notes under the Securities Act of 1933, as amended, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company as provided in the immediately preceding resolution, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such Registration Statement before it becomes effective.

     RESOLVED, That the directors and appropriate officers of the Company and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any such Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by the Chairman of the Board of Directors or the President of the Company, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable
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and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

     RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise) be and hereby is authorized to execute a power of attorney appointing J. W. Ford, S. A. Seneker, R. G. Bentley, H. R. Nolte, Jr., R. A. Von Drehle, H. D. Smith, W. F. Blood, R. P. Conrad, D. Kaufman and L. J. Ghilardi, and each of them, severally, his true and lawful attorneys to sign in his name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power or attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

     RESOLVED, That the Chairman of the Board of Directors, the President, any executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Demand Notes, for issuance and sale or to request an exemption from registration of the Demand Notes or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

     RESOLVED, That any officer of the Company be and hereby is authorized to delegate to any person authority to act as attorney-in-fact of the Company for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Demand Notes of the Company, for offering and sale in the State of California.

     BE IT RESOLVED THAT RICHARD D. LATHAM, Securities Commissioner, State Securities Board, of the State of Texas, and his successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this corporation, upon whom all process of law against this corporation in any action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this corporation agrees that any and all lawful process against it may be served upon its said attorney-in-fact, RICHARD D. LATHAM, or his successor in office, shall be deemed valid personal service upon this corporation and shall be of the same force and validity as if served upon this corporation; and that all process served upon the said Securities Commissioner shall be and have the same effect as if this corporation were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

     BE IT FURTHER RESOLVED, That the corporation by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said RICHARD D. LATHAM, Securities Commissioner of the State of Texas, and his successor in office, incorporating the provisions of this resolution therein.

     RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell its securities, including the Demand Notes, be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

     RESOLVED, That the Company enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for, among other things, the authentication and issuance of the Demand Notes, the payment of principal and interest on the Demand Notes and the cancellation and destruction of the Demand Notes, and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary,

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any Assistant Secretary, the Vice President -- Treasurer and any Assistant
Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute, acknowledge and deliver each such Indenture, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

     RESOLVED, That the Company enter into one or more Agency Agreements (the "Agency Agreements"), each with a bank or other corporation (the "Plan Agent") for the purpose of providing necessary or desirable administrative services in connection with the operation of the Plan, and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Vice President -- Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to execute, acknowledge and deliver each such Agency Agreement, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing each such Agency Agreement, may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

     RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President or any Vice President, and the Vice President -- Treasurer or the Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signatures) Demand Notes in such aggregate principal amount as shall be determined from time to time by the Chairman of the Board of Directors or the President of the Company (and, in addition, Demand Notes to replace any of the Demand Notes which are lost, stolen, mutilated or destroyed and Demand Notes required for exchange or substitution, all as provided in the respective Indentures) in substantially the forms of Demand Notes to be set forth in the respective Indentures, with such changes therein and additions thereto as the officer or officers executing the Demand Notes may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

     RESOLVED, That The Bank of New York initially be appointed as trustee under the initial Indenture and as Plan Agent pursuant to the initial Agency Agreement and that the Chairman of the Board of Directors, the President, any Executive Vice President, the Vice President -- Finance, the Vice President -- Treasurer and the Secretary, and each of them, be and hereby are authorized to appoint one or more subsequent trustees under an Indenture, subsequent Plan Agents under an Agency Agreement, paying agents, registrars, transfer agents, and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Indentures, any Agency Agreement, and the Demand Notes, respectively, in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

     RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to exercise its rights and to perform its obligations under the Indentures, the Agency Agreements or otherwise carry out the purposes and intents of each and all of the foregoing resolutions.

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                POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                                  STATEMENTS OF
                            FORD MOTOR CREDIT COMPANY
          COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED
          DEBENTURES, NOTES SOLD THROUGH SALES AGENTS OR UNDERWRITERS,
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM, NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND
                    SECURITIES BACKED BY COMPANY RECEIVABLES

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint E. S. Acton, H. D. Smith, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the Seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized by the Board of Directors of FORD MOTOR CREDIT COMPANY including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the prospectuses filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of the 1st day of December, 1999.


DONALD A. WINKLER                               DAVID C. FLANIGAN
--------------------------------                --------------------------------
Donald A. Winkler                               David C. Flanigan


ELIZABETH S. ACTON                              MALCOLM S. MACDONALD
--------------------------------                --------------------------------
Elizabeth S. Acton                              Malcolm S. Macdonald


WAYNE W. BOOKER                                 GREGORY C. SMITH
--------------------------------                --------------------------------
Wayne W. Booker                                 Gregory C. Smith


TERRY D. CHENAULT                               DALE R. WALKER
--------------------------------                --------------------------------
Terry D. Chenault                               Dale R. Walker


KENNETH J. COATES
--------------------------------
Kenneth J. Coates